Supplement to

Calvert Variable Series, Inc.
Social International Equity Portfolio


Prospectus dated: April 30, 2001
Date of Supplement: October 3, 2001


The name of the Portfolio's subadvisor, Murray Johnstone International, Ltd., has changed to Aberdeen Asset Management, Inc., effective September 1, 2001. All references in the Prospectus to "Murray Johnstone" should be changed to "Aberdeen Asset Management."